EXECUTION VERSION ASSUMPTION, RATIFICATION AND CONFIRMATION AGREEMENT This ASSUMPTION, RATIFICATION AND CONFIRMATION AGREEMENT (this “Agreement”), dated as of June 29, 2023, by and among KODIAK GAS SERVICES, INC., a Delaware corporation (“Kodiak Corp”), FRONTIER INTERMEDIATE HOLDING, LLC, a Delaware limited liability company (the “Frontier Borrower”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Terms used and not defined herein shall have the meanings given them in the Credit Agreement (as defined below). W I T N E S S E T H WHEREAS, the Frontier Borrower (a wholly-owned subsidiary of Kodiak Corp), Kodiak Gas Services, LLC, a Delaware limited liability company (together with the Frontier Borrower, collectively, the “Existing Borrowers”), the other Obligors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement dated as of March 22, 2023 (as amended, restated, amended and restated, renewed, supplemented, extended or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, the Lenders have agreed to provide certain loans and extensions of credit to the Existing Borrowers; and WHEREAS, as a condition to the occurrence of a Successful IPO under the Credit Agreement, the Frontier Borrower shall assign its rights, duties, liabilities and obligations as a Borrower to Kodiak Corp and Kodiak Corp shall accept such assignment from the Frontier Borrower, in each case on terms reasonably satisfactory to the Administrative Agent. NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Assumption, Ratification and Confirmation. The Frontier Borrower hereby irrevocably assigns all of its rights, duties, liabilities and obligations as a Borrower under the Credit Agreement and the Assigned Loan Documents (as defined below) to Kodiak Corp (including, without limitation, the right to obtain Loans on the terms and subject to the conditions set forth in the Credit Agreement), and Kodiak Corp hereby irrevocably accepts such assignment from the Frontier Borrower and as of the date hereof (i) agrees to be bound by all of the terms, conditions and provisions of the Credit Agreement and the Assigned Loan Documents, (ii) assumes all of the rights, duties, liabilities and obligations of the Frontier Borrower under the Credit Agreement and the Assigned Loan Documents and (iii) promises to keep and perform all covenants, terms, provisions and agreements of the Frontier Borrower under the Credit Agreement and the Assigned Loan Documents. Kodiak Corp hereby expressly ratifies and confirms the Credit Agreement and the Assigned Loan Documents and hereby confirms that (x) the Credit Agreement and the Assigned Loan Documents constitute the legal, valid and binding obligations of Kodiak Corp enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application, and (y) all rights Exhibit 10.12

2 of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents with respect to the Obligors and the Collateral are preserved unimpaired. For the avoidance of doubt, it is understood and agreed that, pursuant to the Loan Documents, the Frontier Borrower remains jointly and severally liable for the Guaranteed Obligations and the Secured Obligations as a Loan Guarantor and a “Grantor” (as defined in the Security Agreement), respectively. As used herein, the term “Assigned Loan Documents” means the promissory notes executed in connection with the Credit Agreement. 2. Collateral Documents. Kodiak Corp is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement. 3. Notice Address. The address of Kodiak Corp for purposes of Section 9.01 of the Credit Agreement is as follows: c/o Kodiak Gas Services, LLC Attn: Legal Department 15320 Hwy 105W, Suite 210 Montgomery, TX 77356 Phone No: (936) 539-3300 Email: Legal@kodiakgas.com ewan.hamilton@kodiakgas.com jason.stewart@kodiakgas.com john.griggs@kodiakgas.com 4. Defenses Waived. Kodiak Corp hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by Kodiak Corp upon the execution of this Agreement by Kodiak Corp. 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Obligor without further verification thereof and without any obligation to review the appearance or form of any such

3 Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. 6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. 8. Loan Document. This Agreement constitutes a “Loan Document” under and as defined in the Credit Agreement. [Signature Pages Follow]

[SIGNATURE PAGE TO ASSUMPTION, RATIFICATION AND CONFIRMATION AGREEMENT - KODIAK] ACKNOWLEDGED AND ACCEPTED: JPMORGAN CHASE BANK, N.A., as Administrative Agent By: Name: Umar Hassan Title: Authorized Officer